Note 27 - Business Combinations	12 Months Ended
Dec. 31, 2019
Statement Line Items [Line Items]
Disclosure of business combinations [text block]
27	Business combinations

Acquisition of Saudi Steel Pipe Company

▪
Acquisition

On
January 21, 2019,
Tenaris acquired
47.79%
of the shares of SSP, a welded steel pipes producer listed on the Saudi stock market, for a total amount of
SAR530
million (approximately
$141
million). The amount was paid with Tenaris cash in hand. SSP’s facilities are located in the Eastern Province of the Kingdom of Saudi Arabia and have a manufacturing capacity of
360,000
tons per year. SSP started its operations in
1980
and serves energy industrial and commercial segments, is qualified to supply products with major national oil companies in the region.

Upon closing of the acquisition,
four
Tenaris’s nominees were appointed as new members of the SSP’s board of directors and a Tenaris senior executive was appointed as managing director and chief executive officer of SSP. Such appointment was ratified at the shareholders meeting of SSP held on
May 7, 2019,
where the shareholders also approved the reappointment of the Tenaris’s nominees until
June 6, 2022.

The Company has begun consolidating SSP’s balances and results of operations as from
January 21, 2019.

▪	Fair value of net assets acquired

The application of the purchase method requires certain estimates and assumptions specially concerning the determination of the fair values of the acquired intangible assets and property, plant and equipment as well as the liabilities assumed at the date of the acquisition. The fair values determined at the acquisition date are based mainly on discounted cash flows and other valuation techniques.

The allocation of the fair values determined for the assets and liabilities arising from the acquisition is as follows:

Fair value of acquired assets and liabilities:	SAR million	$ million

Property, Plant and Equipment	671	179
Customer relationship	305	81
Investment in associated	77	21
Working capital	167	45
Cash and Cash Equivalents	32	9
Other Receivables	11	3
Borrowings	(304)	(81)
Employees end of service benefits	(59)	(16)
Deferred Tax Liabilities	(47)	(13)
Net assets acquired	853	228

Tenaris acquired
47.79%
of total assets and liabilities shown above, approximately
$109
million. As of the result of the acquisition, the Company recognized a Goodwill of approximately
$32.9
million. Tenaris has chosen to recognize the non-controlling interest at the proportionate share of the acquiree’s net identifiable assets.

The acquired business contributed revenues for
$170.6
million with a minor contribution to Tenaris’s margin for the period starting
January 21, 2019
and ending
December 31, 2019.

If the acquisition had occurred on
January 1, 2019,
consolidated revenue and profit after tax would have
not
changed significantly.

The purchase price allocation has been done with the assistance of a third
party expert.

Acquisition of Garrett

In
September 2017,
Tenaris acquired
100%
of Garrett (a pipe services and trucking business) through the payment of a price of
$10.4
million.

If the acquisition had occurred on
January 1, 2017,
Tenaris’s unaudited pro forma net sales and net income from continuing operations would not
have changed materially.